UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              JANUARY 31, 2005
                                                              ----------------

                             CHAAS ACQUISITIONS, LLC
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                  333-106356                  41-2107245
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
       of Organization)                                      Identification No.)

                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

               On February 3, 2005, Advanced Accessory Systems, LLC ("AAS"), a subsidiary of Advanced Accessory Holdings Corporation (the "Company"), announced that Alan C. Johnson would replace Terence C. Seikel as President and Chief Executive Officer of AAS and its affiliated entities, effective February 2, 2005. Mr. Johnson will also be appointed to the boards of directors and other governing bodies of AAS and its domestic affiliates. Mr. Johnson replaces Terence C. Seikel in those capacities as contemplated by Mr. Seikel's separation agreement, previously filed as exhibit 99.2 to the Company's Form 8-K filed on September 8, 2004. Prior to joining AAS, Mr. Johnson, 56, served as President and Chief Operations Officer at Plastech Engineered Products, a 1B injection molding suppler. Mr. Johnson joined Plastech as a result of its acquisition of LDM Technologies, an injection molding manufacturer for the automotive industry, where he served as President and Chief Executive Officer from 2001 until 2003. From 2000 to 2001, Mr. Johnson served as the Executive Vice President Americas and Asia Pacific at Federal Mogul, a manufacturer and distributor of automotive and heavy duty components and systems to the OEM and aftermarket industry. From 1999 to 2000, Mr. Johnson served as President and Chief Operating Officer of Exide Corporation.


               On January 31, 2005, CHAAS Holdings, LLC, the parent company of AAS and the Company, entered into an executive employment agreement (the "Employment Agreement") with Mr. Johnson. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and its terms and conditions are incorporated herein by reference.

               A copy of the press release announcing Mr. Johnson's appointment as President and Chief Executive Officer is attached hereto as Exhibit 99.1.


EXHIBIT 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business acquired.
         Not applicable.

(b)      Pro forma financial information.
         Not applicable

(c)      Exhibits.
         EXHIBIT NO.          DESCRIPTION
         10.1                 Employment Agreement with Alan C. Johnson, dated
                              January 31, 2005

         99.1                 Press Release.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHAAS ACQUISITIONS, LLC
                                      (Registrant)


Date: February 4, 2005                By: /s/ Ronald Gardhouse
                                          --------------------------
                                          Ronald Gardhouse
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Controller